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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _________________


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 25, 2002



                                _________________


                             MEADE INSTRUMENTS CORP.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-22183                95-2988062
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


       6001 Oak Canyon, Irvine, CA                                 92618
 (Address of principal executive offices)                        (Zip Code)


                                 (949) 451-1450
               Registrant's telephone number, including area code


                                 6001 Oak Canyon
                                Irvine, CA 92618
          (Former Name or Former Address, if Changed Since Last Report)
                                _________________

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 25, 2002, Meade Instruments Corp., a Delaware corporation (the "Company"), and MTSC Holdings Corp., a California corporation and wholly owned subsidiary of the Company ("Buyer"), acquired from Alliant Techsystems, Inc., a Delaware corporation ("Seller Parent"), and ATK Commercial Ammunition Company Inc., a Delaware corporation ("Seller"), all of the issued and outstanding shares of common stock of Simmons Outdoor Corporation, a Delaware corporation ("Simmons"). Simmons is a distributor and marketer of a broad range of riflescopes and binoculars under the Simmons(R), Redfield(R) and Weaver(TM) brand names (the "Business"). Simmons' assets include, but are not limited to: equipment, inventory of saleable goods, rights and interests arising under or in connection with certain contracts, prepaid expenses and deposits, sales data and intangible property including the trade names and goodwill associated with the Business. Buyer plans to continue to use Simmons' leased facility and the assets listed above to conduct the Business.

Under the terms of the Stock Purchase Agreement, dated October 25, 2002 (which agreement is filed as Exhibit 2.2 to this Form 8-K and incorporated herein by reference), the purchase price paid by Buyer for all of the outstanding common stock of Simmons was $16.0 million in cash at the closing plus an additional payment to be paid after the closing pursuant to a closing net working capital adjustment currently estimated by the Company at approximately $3.6 million. The purchase price was determined through arms-length negotiations between Buyer and Seller.

The Company funded the acquisition through a combination of approximately $8,100,000 borrowed under the Revolving Loan (described below) together with gross proceeds of approximately $7,900,000 from the Private Offering (described below). The amount required for the closing net working capital adjustment to be paid pursuant to the Stock Purchase Agreement is expected to be funded through a combination of cash generated from operations and borrowings under the Revolving Loan.

On October 25, 2002, the Company entered into an Amended and Restated Credit Agreement by and among Bank of America, N.A., as the Lender, and the Company and Simmons, as the Borrowers (the "Restated Loan Agreement"). The Restated Loan Agreement provides the Company with an aggregate $35,645,000 credit facility consisting of a three-year $34,000,000 revolving credit facility (the "Revolving Loan") and a three-year $1,645,000 term loan (the "Term Loan"). The Term Loan will be subject to monthly amortization payments of $35,000 beginning in November 2002. The Term Loan is also subject to mandatory prepayments upon the occurrence of certain events. Amounts outstanding under the Revolving Loan will bear interest, at the Company's option, at a base rate or Eurodollar rate plus an applicable margin. Amounts outstanding under the Term Loan will bear interest at a fixed rate of 7.9%. The Borrowers' obligations under the Loan Agreement are guarantied by each of the Company's domestic subsidiaries, and are secured by substantially all of the assets of the Company and its domestic subsidiaries, including Simmons. The Loan Agreement contains certain financial covenants and customary affirmative and negative covenants and events of default.

On October 25, 2002, the Company issued 3,291,801 shares of common stock of the Company at $2.40 per share in a private offering (the "Private Offering"). In connection with the Private Offering, the Company agreed to file a shelf registration statement relating to the resale of the common stock on behalf of the purchasers. The proceeds of the Private Offering were used to fund a portion of the Simmons acquisition as described above.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

         The financial statements required under this Item 7(a) will be filed by the Company pursuant to an amendment to this Form 8-K not later than 60 days after the date that this initial report on Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required under this Item 7(b) will be filed by the Company pursuant to an amendment to this Form 8-K not later than 60 days after the date that this initial report on Form 8-K must be filed.

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         (c)      EXHIBITS.

                  2.2 Stock Purchase Agreement, dated as of September 14, 2002, by and among Alliant Techsystems, Inc., a Delaware corporation, ATK Commercial Ammunition Company Inc., a Delaware corporation, Meade Instruments Corp., a Delaware corporation, and MTSC Holdings Corp., a California corporation and wholly-owned subsidiary of Meade Instruments Corp. (excluding Exhibits and Schedules thereto).

                  2.3 First Amendment to Stock Purchase Agreement, dated as of October 4, 2002, by and among Alliant Techsystems, Inc., a Delaware corporation, ATK Commercial Ammunition Company Inc., a Delaware corporation, Meade Instruments Corp., a Delaware corporation, and MTSC Holdings Corp., a California corporation and wholly-owned subsidiary of Meade Instruments Corp.

                  2.4 Second Amendment to Stock Purchase Agreement, dated as of October 24, 2002, by and among Alliant Techsystems, Inc., a Delaware corporation, ATK Commercial Ammunition Company Inc., a Delaware corporation, Meade Instruments Corp., a Delaware corporation, and MTSC Holdings Corp., a California corporation and wholly-owned subsidiary of Meade Instruments Corp.

                  10.47 Amended and Restated Credit Agreement, dated as of October 25, 2002, by and among Bank of America, N.A., as the Lender, and Meade Instruments Corp. and Simmons Outdoor Corporation, as the Borrowers (excluding Exhibits and Schedules thereto).

                  10.48 Subscription Agreement, dated as of October 22, 2002, by and among Meade Instruments Corp. and each of the Purchasers Named on the Signature Page thereof.

                  10.49 Registration Rights Agreement, dated as of October 22, 2002, by and among Meade Instruments Corp. and each of the Purchasers Named on the Signature Page thereof.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  November 6, 2002






                                                /S/ MARK D. PETERSON
                                     ------------------------------------------
                                                  Mark D. Peterson
                                     Senior Vice President and General Counsel


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                                INDEX OF EXHIBITS


Number       Exhibit
------       -------

2.2 Stock Purchase Agreement, dated as of September 14, 2002, by and among Alliant Techsystems, Inc., a Delaware corporation, ATK Commercial Ammunition Company Inc., a Delaware corporation, Meade Instruments Corp., a Delaware corporation, and MTSC Holdings Corp., a California corporation and wholly-owned subsidiary of Meade Instruments Corp. (excluding Exhibits and Schedules thereto).

2.3 First Amendment to Stock Purchase Agreement, dated as of October 4, 2002, by and among Alliant Techsystems, Inc., a Delaware corporation, ATK Commercial Ammunition Company Inc., a Delaware corporation, Meade Instruments Corp., a Delaware corporation, and MTSC Holdings Corp., a California corporation and wholly-owned subsidiary of Meade Instruments Corp.

2.4 Second Amendment to Stock Purchase Agreement, dated as of October 24, 2002, by and among Alliant Techsystems, Inc., a Delaware corporation, ATK Commercial Ammunition Company Inc., a Delaware corporation, Meade Instruments Corp., a Delaware corporation, and MTSC Holdings Corp., a California corporation and wholly-owned subsidiary of Meade Instruments Corp.

10.47 Amended and Restated Credit Agreement, dated as of October 25, 2002, by and among Bank of America, N.A., as the Lender, and Meade Instruments Corp. and Simmons Outdoor Corporation, as the Borrowers (excluding Exhibits and Schedules thereto).

10.48 Subscription Agreement, dated as of October 22, 2002, by and among Meade Instruments Corp. and each of the Purchasers Named on the Signature Page thereof.

10.49 Registration Rights Agreement, dated as of October 22, 2002, by and among Meade Instruments Corp. and each of the Purchasers Named on the Signature Page thereof.

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